Exhibit 99.1

 Project Lambda  Materials for Meeting with Ad Hoc Group on November 17, 2025  NOVEMBER 2025 | CONFIDENTIAL  CONFIDENTIAL AND SUBJECT TO NDAs SUBJECT TO FRE 408 & EQUIVALENTS DRAFT FOR DISCUSSION PURPOSES SUBJECT TO FURTHER MATERIAL CHANGE

 CONFIDENTIAL AND SUBJECT TO NDAs SUBJECT TO FRE 408 & EQUIVALENTS DRAFT FOR DISCUSSION PURPOSES SUBJECT TO FURTHER MATERIAL CHANGE  10  Cautionary Note  Certain of the confidential information required to be disclosed by Luminar Technologies, Inc. and its direct and indirect subsidiaries (the “Company”) pursuant to the confidentiality agreements (the “Disclosed Information”) are not statements of historical fact and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are subject to all of the cautionary statements and limitations set forth on the “Disclaimer” page annexed hereto.  Certain of these forward-looking statements can be identified by the use of forward-looking words such as “may,” “will,” “would,” “could,” “expect,” “intend,” “plan,” “aim,” “estimate,” “target,” “project,” “anticipate,” “believe,” “continue,” “objectives,” “outlook,” “guidance,” or other similar words or expressions and include statements regarding the Company’s plans, strategies, objectives, targets and projected financial performance. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors, and, as a result, actual results, performance or achievements could differ materially from future results, performance or achievements expressed in these forward-looking statements. Such statements include, but are not limited to, estimated and projected financial and operating metrics, estimated and projected non-GAAP financial measures, descriptions of management’s strategy, plans, objectives or intentions and descriptions of assumptions underlying any of the above matters and other statements that are not historical fact.  These forward-looking statements are based on then-current beliefs, intentions, and expectations and are not guarantees or indicative of future performance, nor should any conclusions be drawn or assumptions be made as to any potential outcome of any potential transaction involving the Company (a “Restructuring”) or other transactions the Company considers.  The Disclosed Information was not prepared with a view toward public disclosure and should not be relied upon to make an investment decision with respect to the Company or its indebtedness. The inclusion of the Disclosed Information should not be regarded as an indication that the Company or its affiliates or representatives consider the Disclosed Information to be a reliable prediction of future events, and the Disclosed Information should not be relied upon as such. Neither the Company nor any of its affiliates or representatives has made or makes any representation to any person regarding the likelihood or the ultimate outcome of any potential Restructuring, and none of them undertakes any obligation to update the Disclosed Information to reflect circumstances existing after the date of the Disclosed Information or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the Disclosed Information are shown to be in error.

 CONFIDENTIAL AND SUBJECT TO NDAs SUBJECT TO FRE 408 & EQUIVALENTS DRAFT FOR DISCUSSION PURPOSES SUBJECT TO FURTHER MATERIAL CHANGE  10  Disclaimer  The materials attached hereto (the “Materials”) were prepared by the Company, its representatives, and its advisors (the Company’s representatives and advisors collectively, the “Advisors”), solely for discussion purposes.  The Materials were not prepared with any party’s specific interests in mind. Consequently, (a) there may be matters which may be material to a party which are not addressed by the Materials, (b) as to matters that are addressed by the Materials, the depth of review, the materials and information reviewed and relied upon, the resources devoted to preparing the Materials, and other determinations affecting the scope, depth, or details of the Materials may not match any specific party’s needs or expectations, and (c) the Company or its Advisors may have discussed and may continue to discuss orally certain matters with other parties which may not be included or reflected in the Materials. Therefore, the Materials should not be expected to have considered issues or information related to any or all matters which may be relevant to any specific party or, with respect to the matters actually considered, that such matters were considered with a scope, or level of depth, detail, or specificity appropriate for any specific party.  The Materials are “as is” and based, in part, on information obtained from other sources. The Advisors’ use of such information does not imply that the Advisors have independently verified or necessarily agree with any of such information. None of the Company, its Advisors, or any of their respective affiliates or agents, make any representation or warranty, express or implied, in relation to the accuracy or completeness of the information contained in the Materials (including, without limitation, any assumptions, data points, and other information set forth in the Materials) or any data it generates, and expressly disclaim any and all liability (whether direct or indirect, in contract, tort, or otherwise) in relation to any of such information or any errors or omissions therein. Any views or terms contained therein are preliminary and are based on financial, economic, market, and other conditions prevailing as of the date of the Materials and are subject to change. Neither the Company nor its Advisors undertake any obligations or responsibility to update, correct, or modify any of the information contained in the Materials. Past performance does not guarantee or predict future performance. Events may occur after the date of the Materials, which could change their content had they been known when the Materials were prepared.  None of the Company or any of its Advisors makes any representation or warranty of any kind regarding the Materials to any party, including, without limitation, as to the accuracy, fairness, reasonableness, or completeness of the Materials, or to their sufficiency or suitability for any particular purpose.  The Materials were provided to certain of the Company’s creditors for their convenience and to facilitate their own review, and not to induce such parties to participate in any transaction, to make any investment, or for any other purpose. The Materials should not be relied upon or used to form the definitive basis for any decision or action whatsoever, with respect to any proposed transaction or otherwise. All parties must conduct their own review and may not rely in any manner on the Materials for any purpose whatsoever (including, without limitation, any determination whether or not to (x) participate in any transaction or investment or (y) take any other action).  Any use of the Materials is made entirely at the risk of the recipient thereof. No reliance should be placed on the Materials. The Materials speak as of the date on which they were made. Neither the delivery of the Materials nor any future discussions with the Company or any of its Advisors shall create an implication that there has been a change in the Company’s posture since such date. The Company and its Advisors undertake no duty to update the Materials.  The Materials may contain certain forward-looking statements, including financial projections, and are subject to all of the cautionary statements as set forth in the “Cautionary Note.” Such forward-looking statements reflect various assumptions, which assumptions are inherently subject to significant contingencies and uncertainties and may or may not prove to be correct. No forward-looking statement should be regarded as a representation by the Company or any of its Advisors that any estimate, forecast or projection will be achieved. Nothing contained within the Materials is or should be relied upon as a promise or representation as to future performance or results. Actual results may vary and those variations may be material and adverse.

 CONFIDENTIAL AND SUBJECT TO NDAs SUBJECT TO FRE 408 & EQUIVALENTS DRAFT FOR DISCUSSION PURPOSES SUBJECT TO FURTHER MATERIAL CHANGE  10  Table of Contents  5  LiDARCo Business Plan Summary  8  LSI Business Plan Summary

 CONFIDENTIAL AND SUBJECT TO NDAs SUBJECT TO FRE 408 & EQUIVALENTS DRAFT FOR DISCUSSION PURPOSES SUBJECT TO FURTHER MATERIAL CHANGE  LiDARCo Business Plan Summary  10

 CONFIDENTIAL AND SUBJECT TO NDAs SUBJECT TO FRE 408 & EQUIVALENTS DRAFT FOR DISCUSSION PURPOSES SUBJECT TO FURTHER MATERIAL CHANGE  10  LiDARCo Business Plan – Overview of Assumptions  Overview  Covers Luminar’s LiDAR business (“LiDARCo”) including both automotive and adjacent nonautomotive sensor programs and is  assumed to operate as a standalone private company  Excludes the LSI business which is presented separately and assumes the software insurance and data businesses have been discontinued  Reflects the current operating plan as of September 2025, although model has been built to accommodate different scenarios of product focus, workforce and footprint rationalization  Key Methodology  Built from a bottom-up, probability-weighted volume model tied to targeted vehicle programs at select OEMs  ‒ Weighted OEM adoption probabilities (avg. <50%)  ‒ Validated against implied market share in top-down frameworks  Base case reflects existing Volvo Iris economics  Incorporates the latest Halo cost and development assumptions, with the transition from Iris to Halo expected in mid-2027  Reflects management’s assessment of emerging non-automotive LiDAR demand from ongoing industry testing and adoption trends  Excludes future-generation or lower-cost platforms that are not yet baselined or committed  Revenue & Volume Assumptions  Automotive: Volume forecasts probability-weighted for award and take-rate assumptions, reflecting adoption rates where LiDAR is assumed to be offered as an optional package rather than standard equipment  Adjacent Markets: Represents pursuit of markets where there is active customer interest in LiDAR products, consistent with  management’s near-term engagement strategy  ‒ Adjacent market pricing assumed ~3.5x automotive ASP modeled as 5–10% of total volume by 2030  NRE: Assumes predictable and stable demand in the external research and engineering business  COGS &  Unit Economics  Sensor COGS provided by management built from unit-level cost stacks (direct material, conversion, yield, warranty), with non-  sensor COGS encompassing freight, overhead, and inventory-related reserves  NRV / LCM adjustments applied to Iris inventory; Halo is assumed to sell at a margin above cost  OpEx & Fixed Cost Assumptions  Reducing design needs and realigning resources, including reducing LTEC headcount to 10 FTEs, streamlining teams, and managing an orderly transition from Iris to Halo to align costs with Halo’s scope, with deliverables tied to LTEC usage and collaboration  Rationalization of G&A and facilities to essential locations and functions, consistent with a lean operating footprint

 CONFIDENTIAL AND SUBJECT TO NDAs SUBJECT TO FRE 408 & EQUIVALENTS DRAFT FOR DISCUSSION PURPOSES SUBJECT TO FURTHER MATERIAL CHANGE  10  LiDARCo Business Plan – Financial Projections  Forecast Summary  $ in Millions, Unless Noted  2026E  2027E  2028E  2029E  2030E  2031E  Sensors Shipped  6,000  15,825  48,638  175,720  360,117  482,145  % Growth  (67.0%)  163.8%  207.3%  261.3%  104.9%  33.9%  Total Revenue  $12.5  $23.7  $50.1  $138.0  $251.1  $289.8  % Growth  (73.1%)  89.3%  111.8%  175.3%  82.0%  15.4%  Gross Profit  ($11.5)  $4.5  $19.1  $49.0  $95.0  $83.5  % Margin  nm  19.2%  38.0%  35.5%  37.8%  28.8%  (-) Research & Development  (28.4)  (23.9)  (10.4)  (4.4)  (4.4)  (4.4)  (-) Sales, General, & Administrative  (12.3)  (12.3)  (10.6)  (10.6)  (10.6)  (10.6)  Total Operating Expense  ($40.6)  ($36.1)  ($21.0)  ($15.0)  ($15.0)  ($15.0)  Operating Profit  ($52.2)  ($31.6)  ($1.9)  $34.0  $80.0  $68.5  % Margin  nm  nm  nm  24.7%  31.9%  23.6%  (-) Capital Expenditures  (4.0)  (4.0)  (4.0)  (4.0)  (4.0)  (4.0)  (+) Depreciation  4.0  4.0  4.0  4.0  4.0  4.0  (+/-) Changes in Working Capital  0.0  (2.4)  (3.1)  (8.3)  (11.4)  (1.0)  Free Cash Flow  ($52.2)  ($34.0)  ($5.0)  $25.8  $68.6  $67.5

 CONFIDENTIAL AND SUBJECT TO NDAs SUBJECT TO FRE 408 & EQUIVALENTS DRAFT FOR DISCUSSION PURPOSES SUBJECT TO FURTHER MATERIAL CHANGE  LSI Business Plan Summary  10

 CONFIDENTIAL AND SUBJECT TO NDAs SUBJECT TO FRE 408 & EQUIVALENTS DRAFT FOR DISCUSSION PURPOSES SUBJECT TO FURTHER MATERIAL CHANGE  10  LSI Business Plan – Overview of Assumptions  Overview  Covers Luminar’s LSI business, including both non-recurring engineering (“NRE”) and product segments and is assumed to  operate as a standalone private company  Does not include Black Forest Engineering, an LSI subsidiary providing hardware and engineering services for Luminar’s LiDAR  business, which would be carved out of LSI and remain a part of Luminar  Key Methodology  Bottom-up, backlog-driven model forecasted by individual customer and product line based on executed or pending purchase orders and expected throughput capacity  Reflects management’s visibility into customer procurement schedules and seeks to exclude consideration for unconfirmed or  speculative wins  Incorporates a fully burdened / standalone cost structure for LSI, including Luminar employees and indirect costs allocated to LSI  Revenue Assumptions  Product: Generated primarily from packaged components produced by EM4 and Optogration  NRE: Generated primarily from government-related projects completed by Freedom Photonics  Intercompany: Generated from services provided to Luminar in support of its LiDAR business  ‒ No Luminar intercompany revenue assumed beginning in 2027 after depletion of existing backlog  Schedule and timing risk related to Department of Defense approvals, grant disbursements, and purchase orders is addressed through modest deferrals and contingency adjustments  COGS & Unit Economics Assumptions  Direct cost of goods sold projected as a % of revenue consistent with recent historical averages  ‒ Does not assume major changes in product mix or scale-driven cost reductions  ‒ Productivity gains not embedded in forecast, though management anticipates gradual efficiency improvements as volumes increase and the production mix shifts toward higher-margin products and services  Indirect cost of goods sold includes freight, rent, and facilities upkeep  ‒ Increases in 2028 to account for additional 50,000 square feet of capacity expansion to support forecasted headcount  OpEx Assumptions  Operating expenses are predominantly driven by personnel and have been forecasted from management estimates, including a detailed headcount build by function  Overall operating expenses are aligned with the scale of operations and are linked to measurable cost drivers

 CONFIDENTIAL AND SUBJECT TO NDAs SUBJECT TO FRE 408 & EQUIVALENTS DRAFT FOR DISCUSSION PURPOSES SUBJECT TO FURTHER MATERIAL CHANGE  10  LSI Business Plan – Financial Projections  Forecast Summary  $ in Millions, Unless Noted  2026E  2027E  2028E  2029E  2030E  2031E  NRE  $14.7  $22.3  $27.3  $31.6  $35.8  $36.9  Product  24.2  28.6  50.2  80.1  112.7  116.0  Intercompany  7.0  -  -  -  -  -  Total Revenue  $45.9  $50.9  $77.5  $111.7  $148.5  $152.9  % Growth  24.8%  10.8%  52.3%  44.1%  32.9%  3.0%  (-) Direct COGS  (19.7)  (21.9)  (33.3)  (48.0)  (63.8)  (65.7)  (-) Indirect COGS  (10.1)  (13.0)  (19.2)  (22.8)  (27.2)  (28.0)  Gross Profit  $16.1  $16.0  $24.9  $40.8  $57.5  $59.2  % Margin  35.1%  31.5%  32.2%  36.6%  38.7%  38.7%  (-) SG&A  (13.0)  (13.8)  (17.6)  (19.0)  (20.1)  (20.7)  EBITDA  $3.1  $2.2  $7.3  $21.8  $37.4  $38.5  % Margin  6.7%  4.4%  9.5%  19.5%  25.2%  25.2%  (-) Capital Expenditures  (5.3)  (5.2)  (15.8)  (4.8)  –  –  (+/-) Change in Net Working Capital  (1.7)  0.1  (4.4)  (6.0)  (4.8)  –  Free Cash Flow  ($3.9)  ($2.9)  ($12.9)  $11.0  $32.6  $38.5